UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 4, 2025

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2025, Chegg, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Meeting"). As further described in Item 5.07 below, at the Meeting, stockholders approved the amendment to the 2023 Equity Incentive Plan (the "2023 EIP amendment"). The Company's Board of Directors (the "Board") had previously approved the 2023 EIP amendment, subject to stockholder approval.

Descriptions of the material terms of the 2023 EIP amendment are contained in the sections entitled "Proposal No. 4: Approval of an Amendment to the Equity Incentive Plan" of the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on April 17, 2025 (the "Proxy Statement"). Those descriptions are incorporated into this Item 5.02 by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the 2023 EIP amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference. A form of Global Restricted Stock Unit Award Agreement, Global Performance Restricted Stock Unit Award Agreement, Global Stock Option Award Agreement and Global Performance Stock Option Award Agreement approved by the Board for use with the 2023 EIP amendment are appended to the 2023 EIP amendment filed herewith.

Item 5.07    Submissions of Matters to a Vote of Security Holders.

On June 4, 2025, at the Meeting, the stockholders voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2025.

The nominated director was elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal are set forth in the following tables.

1.To elect one Class III director, to serve until the third annual meeting of stockholders following the Meeting and until her successor is elected and qualified or until her resignation or removal:

Nominee	For	Against	Broker Non-Votes
Marcela Martin	42,018,364	7,167,446	27,290,003

2.To approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2024:

For	Against	Abstain	Broker Non-Votes
41,453,176	7,295,706	475,397	27,290,003

3.To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
74,461,974	1,526,579	525,729	—

4.To approve the Amendment to the 2023 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
25,448,598	23,711,127	64,554	27,290,003

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the Chegg, Inc. 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /S/ DAVID LONGO
David Longo
Chief Financial Officer
Date: June 6, 2025